CALAMOS® ADVISORS TRUST

Supplement dated December 20, 2011 to

CALAMOS® ADVISORS TRUST Prospectus for dated May 1, 2011

Calamos Growth and Income Portfolio

Effective on the close of business July 30, 2012 (the “Closing Date”), Calamos Growth and Income Portfolio (the “Portfolio”) is closed to new investors. Current contract holders or participants in the Portfolio as of the Closing Date may continue to invest in the Portfolio, as well as reinvest any dividends or capital gains distributions. However, once an account is closed, additional investments in the Portfolio will not be accepted.

The Portfolio has limited sales of its shares because Calamos Advisors, the Portfolio’s adviser, believes continued sales, without restrictions, may adversely affect the Fund’s ability to achieve its investment objective. Sales of Portfolio shares to new investors will generally be discontinued as of the close of business on the Closing Date, and financial intermediaries may not open new accounts with the Portfolio or add new investors after that time. The Portfolio may resume unrestricted sales of its shares at some future date, but it has no present intention to do so.

Additional purchases of shares of the Portfolio will be permitted in the following instances:

(i)	Acceptance of reinvestment of dividends and capital gain distributions on Portfolio shares.

(ii)	Existing customers who have purchased the Portfolio through the separate accounts of insurance companies offering the Portfolio to contract holders of variable annuity or variable life insurance products, qualified group annuity contrast or ERISA Title I qualified plans.

(iii)	Existing and new participants in employer-sponsored retirement plans, including employees of Calamos Advisors LLC, the Portfolio’s investment adviser, and any of its affiliates, that offer the Portfolio as an investment option as of the Closing Date may direct contributions to the Portfolio through their plan, regardless of whether the participant invested in the Portfolio prior to its closing.

(iv)	Upon prior approval, employees of Calamos Advisors and its affiliates may open new accounts in the closed Portfolio; Trustees of the Calamos Portfolios and directors of Calamos Asset Management, Inc. may also open new accounts in the closed Portfolio.

The Portfolio reserves the right to modify the extent to which sales of shares are limited and may, in its sole discretion, permit purchases of shares where, in the judgment of management, such purchases do not have a detrimental effect on the portfolio management of the Portfolio or Shareholders. Notwithstanding the forgoing, the Portfolio continues to reserve the right to reject any order for the purchase of shares in whole or in part for any reason, and to suspend the sale of shares to the public in response to conditions in the securities markets or otherwise.

Please retain this supplement for future reference.